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                           INFORMATION RESOURCES, INC.
                     EMPLOYEE NONQUALIFIED STOCK OPTION PLAN
                      (AS AMENDED EFFECTIVE JUNE 29, 2000)

         1. Introduction and Purpose. The purpose of this Employee Nonqualified Stock Option Plan is to advance the interests of Information Resources, Inc. by encouraging and enabling the acquisition of a personal proprietary interest in the Corporation by Eligible Employees upon whose efforts and interest the Corporation and its Subsidiaries are largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such Eligible Employees, on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract key personnel of outstanding abilities. This plan replaces the Information Resources, Inc. Nonqualified Stock Option Plan adopted effective January 1, 1984.

         2. Definitions. When used in this Plan, unless the context otherwise requires:


                  a. "Board of Directors" or "Board" shall mean the Board of Directors of Information Resources, Inc. as constituted at any time.

                  b. "Committee" shall mean the Executive Committee of the Board, as constituted at any time, acting as the Stock Option Plan Committee, under this Plan.

                  c. "Common Stock" means the common stock of the Corporation at a par value of $.01, including outstanding shares, treasury shares and authorized but unissued shares, or any equity security of the Corporation issued in substitution, exchange or lieu of such common stock.

                  d.       "Corporation" shall mean Information Resources, Inc.

                  e. "Eligible Employees" shall mean the employees of and consultants to the Corporation or its Subsidiaries who are potential recipients of Options pursuant to this Plan, as provided in Section 4 herein.

                  f.       "Fair Market Value" on a specified date shall mean
                           (i) the closing price at which one Share is traded on the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, but if there are no sales on such date, then on the last previous date on which a Share was so traded; or (ii) if the foregoing is not applicable, the average of the high and low prices at which one Share is traded on the stock exchange on which the Common Stock generally has the greatest trading volume, but if there are no sales on such date, then on the last previous date on which a Share was so traded; or (iii) if neither of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.
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                  g.       "Internal Revenue Code" shall mean the Internal
                           Revenue Code of 1986, as amended, or any successor thereto.

                  h. "Options" shall mean the stock options issued pursuant to this Plan.

                  i. "Plan" shall mean this Information Resources, Inc. Employee Nonqualified Stock Option Plan, effective as of the date set forth in Section 21 hereof and as amended from time to time.

                  j. "Retirement Date" shall mean, the effective date, which follows at least four years of continuous employment with the Corporation or a subsidiary corporation of the Corporation, of the option holder's retirement from the Corporation or a subsidiary corporation of the Corporation upon reaching the age of 60 years or, if applicable, his or her retirement upon such earlier date as shall be permitted under the Corporation's or a subsidiary corporation's retirement plan, as the case may be.

                  k. "Securities Act of 1933" shall mean the Securities Act of 1933, as amended from time to time, or any successor thereto.

                  l. "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

                  m. "Share" shall mean a share of Common Stock of the Corporation at a par value of $.01.

                  n. "Subsidiary" shall mean any subsidiary corporation of the Corporation or any other entity in which the Corporation holds an ownership interest.

         3.       Administration of the Plan.

                  a. The Plan shall be administered by the Stock Option Plan Committee, which shall be the Executive Committee of the Board constituted as such. The Committee shall have the authority, subject to the provisions of this Plan, to (i) grant Options under the Plan, (ii) determine which Eligible Employees shall receive Options and the number of Options each Eligible Employee shall receive, (iii) determine the terms and conditions of the Options, including, but not limited to, exercise dates, limitations on exercise and the price and payment terms, (iv) determine the limitation, if any, on the number of Shares acquired under an Option which may be sold by the Option holder in any year, (v) prescribe the form or forms of the instruments evidencing any Options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time, and (vi) administer the Plan as provided herein and, in exercising this authority, establish such rules and procedures as are necessary or advisable to administer the Plan.

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         4. Plan Participants. Except as hereinafter provided, the class of individuals who are potential recipients of Options to be granted under this Plan ("Eligible Employees") consists of those individuals who are (i) employees of or consultants to the Corporation or any of its Subsidiaries and (ii) who are not subject to Section 16 of the Securities Exchange Act of 1934.

         5. Shares of Stock Subject to the Plan. The Committee may, but shall not be required to, grant Options under the Plan to purchase an aggregate of up to 3,000,000 Shares, which may be either treasury Shares or authorized but unissued Shares. The exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available under this Plan, and the amount of such decrease shall be the number of Shares as to which the Option is exercised. If any such Option expires or is terminated for any reason, without being exercised in full, the Shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

         6. Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its sole and exclusive discretion, (i) the listing, registration, or qualification of the Shares covered thereby upon any securities exchange or over-the-counter market or under any state, federal or foreign law, (ii) the consent or approval of any government regulatory body or (iii) obtaining an investment intent representation or other undertaking from the Option holder, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, approval, representation, or undertaking shall have been effected or obtained free of any conditions not acceptable to the Committee.

         7.       Requirements of Law.

                  a. In the event the Shares issuable upon the exercise of an Option are not registered under the Securities Act of 1933, the Corporation shall imprint on the certificate representing such Shares the following legend or any other legend which counsel for the Corporation considers necessary or advisable to comply with the Securities Act of 1933:

                  The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel in form and substance satisfactory to the Corporation that registration is not required for such sale or transfer.

                  b. The Corporation may, but in no event shall be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933, as now in effect or as hereafter amended, and, in the event any Shares are so registered, the Corporation may remove any legend on certificates representing such Shares. The Corporation shall make reasonable efforts to cause the

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exercise of an Option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.

                  c. Notwithstanding any other provision of this Plan, no Option may be granted or exercised pursuant to the provisions of this Plan when such Option, or the granting or exercise thereof, may result in the violation of any federal or state law, order or regulation.

         8.       Grant of Options.

                  a. Subject to the provisions of this Plan, the Committee may, from time to time prior to the termination of the Plan, grant Options to those Eligible Employees whose efforts may materially affect the profitability and growth of the Corporation, to purchase the number of Shares authorized by the Committee, subject to such terms and conditions as the Committee may determine in accordance with the provisions herein. The day on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted unless the Committee designates a subsequent date as the effective date of the grant.

                  b. The terms and conditions of the Option shall be set forth in writing in a certificate or agreement (the "Option Agreement") signed by the Option holder and on behalf of the Corporation by the Chief Executive Officer, President, any Vice President or the Treasurer of the Corporation.

         9. Price. The exercise price per Share to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted and may be less than, equal to, or greater than the Fair Market Value of one Share on the date such Option is granted.

         10. Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee, in its sole and exclusive discretion, but not longer than ten (10) years from the date upon which the Option is granted. The period of the Option, once it is granted, may be reduced only as provided for in Section 16 herein, in connection with the termination of employment or death of the Option holder, or in Section 13(a) herein, in the case of less than satisfactory performance.

         11. Amount Exercisable. Except as otherwise provided in this Plan, an Option granted in accordance with Section 8 herein shall be exercisable by the Option holder at such rate and times as may be fixed by the Committee at the time the Option is granted. The partial exercise of an Option or a combination of such Options shall in no event be for less than one hundred (100) Shares, unless a purchase of fewer Shares would entirely exhaust the Options held by the Option holder.

         12.      Method of Exercising Options.

                  a. An Option shall be exercised by the delivery of a written notice duly signed by the Option holder (or the transferee of the Option, as permitted herein), together with the Option Agreement, and either (i) cash, (ii) a certified check payable to the order of the Corporation, (iii)

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outstanding Shares duly endorsed over to the Corporation which have been previously owned by the Option holder for a period of at least six months (such Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise), (iv) any combination of such methods of payment which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option, (v) delivery of a properly executed exercise notice with irrevocable instructions to the broker to promptly pay to the Corporation the amount of proceeds from the sale of Shares acquired upon exercise necessary to satisfy the exercise price, or (vi) any other method of payment provided for in the Option Agreement. Such payment shall be delivered to the Treasurer, Secretary, Assistant Secretary or any other officer or employee of the Corporation who has been designated by the Committee for the purpose of receiving the same.

                  b. Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Option holder may request the Corporation to (i) cause a new Option Agreement to be issued in replacement of the Option Agreement surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise or (ii) endorse the original Option Agreement to give effect to the partial exercise thereof; provided, however, that if no such request is made, then the number of Shares available for exercise shall be determined by the Committee in its sole and exclusive discretion.

         13.      Limitations on Exercise of Options.

                  a. Following the grant of an Option, the Committee may, in its sole and exclusive discretion, if it determines that the Option holder is not satisfactorily performing the duties to which he or she is currently assigned (or the consulting services currently contracted for) or duties of at least equal responsibility, (i) prescribe longer time periods and additional requirements with respect to the exercise of an Option which has not yet become exercisable and/or (ii) terminate in whole or in part any portion of an Option which has not yet become exercisable. Subject to the provisions of this Section 13 and Section 16 herein, no Option granted to an Eligible Employee may be exercised unless the Option holder is at the time of such exercise in the employ of the Corporation or of a Subsidiary as an employee or consultant thereof and shall have been continuously so employed since the grant of the Option.

                  b. In no event may an Option be exercised after the expiration of its term or after its termination.

         14. Option Holder Not a Stockholder. An Option holder, or his or her legal representative, legatees or distributees, as the case may be ("Successor"), shall not be deemed to be the holder of Common Stock or to have any of the rights of a stockholder with respect to any Shares subject to such Option, unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Corporation shall have issued and delivered stock certificates for such Shares to the Option holder or his or her Successor, and
(iii) the Option holder's or his or her Successor's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, the

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Option holder or his or her Successor shall have full voting, dividend and other ownership rights with respect to such Shares; provided, however, that, except as otherwise provided in Section 19 herein, no adjustment for dividends or otherwise shall be made if the Corporation's record date is prior to the issuance of such stock certificate.

         15. Non-Transferability of Options. Options and all rights thereunder shall be non-transferable and non-assignable by the Option holder thereof otherwise than by will or the laws of descent and distribution and, during the Option holder's lifetime, shall be exercisable only by the Option holder or by his or her legal representative. Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way, whether by operation of law or otherwise, and no such Option, right, or privilege shall be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right or privilege, the Option shall terminate and such rights and privileges shall immediately become null and void.

         16. Effect of Termination of Employment, Death, Disability or Retirement of Option Holder.

                  a. Except as otherwise provided herein or in the Option Agreement or except as otherwise provided by the Committee, all Options granted hereunder shall terminate upon the earlier of the date of (i) the expiration of such Options or (ii) 30 days after termination of the employment or consulting relationship (for any reason other than the Option holder's death, disability or retirement) between the Corporation or a Subsidiary and the Option holder. In the event of termination of the employment or consulting relationship due to death or disability, Options may be exercised until the earlier of (i) the date of the expiration of the Option Term or (ii) one year after such termination. In the event of termination of the employment or consulting relationship due to retirement, Options may be exercised until the earlier of (i) the date of the expiration of the Option Term or (ii) three years after the Option holder's Retirement Date; provided, however, that in the event of an Option holder's death within three years after his or her Retirement Date, Options may be exercised within one year of the date of such death. For purposes of this Plan, "disability" shall be defined in the same manner as such term is defined in
Section 22(e)(3) of the Internal Revenue Code.

                  b. Subject to the terms and conditions of the Plan and of the Option Agreement, in the event of the termination of the employment or consulting relationship between and Corporation or a Subsidiary and an Option holder by reason of the Option holder's death or disability from the Corporation or a Subsidiary, all Options held by the Option holder shall become immediately exercisable in full.

                  c. Subject to applicable federal and state law, the Committee, in its sole and exclusive discretion, shall determine whether the Option holder's authorized leave of absence from his or her employment with or consulting obligations to the Corporation or a Subsidiary or absence

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on military or government service shall constitute termination, severance or interruption of such employment or consulting obligations by the Option holder for purpose of this Section 16. The transfer of an Option holder from the employment with or consulting obligations to the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or consulting obligations for purposes of this Plan.

         17. Adjustment of Shares. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of Shares, the number of Shares subject to issuance under the Plan and subject to issuance upon the exercise of Options granted or to be granted under the Plan shall be adjusted in a manner consistent with such capital adjustment. In addition, the price of any Shares under the Options shall be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any such Option. The Corporation shall not be required to issue fractional Shares pursuant to this Plan. Any fractional Shares resulting from appropriate adjustments made by the Committee in accordance with this Section 17 shall be eliminated from the respective Options, and no adjustments shall be made for cash, dividends or the issuance to the stockholder of rights to subscribe for additional Common Stock or other equity securities of the Corporation.

         18. Amendment of the Plan. Except as hereinafter provided, the Board of Directors may terminate the Plan at any time or from time to time may modify or amend the Plan. In no event shall such termination, modification or amendment of the Plan adversely affect an Option holder's rights with respect to an Option which is exercisable as of the date of such termination, modification or amendment without the Option holder's consent.

         19. Employment Obligation. Nothing contained herein or in the Option Agreement shall be construed to confer on any Eligible Executive any right to continue in the employ of the Corporation or its Subsidiaries as an employee or consultant thereof, or derogate from any right of the Corporation or its Subsidiaries to request, in its sole and exclusive discretion, the retirement, resignation or discharge of such Eligible Executive, at any time, with or without cause.

         20. Applicability of Plan to Outstanding Stock Options. This Plan shall govern stock options issued under the former Information Resources, Inc. Non-Qualified Stock Option Plan (the "Old Non-qualified Plan") to the extent the terms of this Plan do not adversely affect the terms and conditions of any stock options granted to any employee of or consultant to the Corporation or its Subsidiaries pursuant to the Old Non-qualified Plan. Except as provided in the foregoing sentence, this Plan shall not affect the terms and conditions of any stock options heretofore or hereafter granted to any employee of or consultant to the Corporation or its Subsidiaries pursuant to any other plan of the Corporation or its Subsidiary, including, without limitation, the Corporation's 1982 or 1992 Incentive Stock Option Plans and the 1992 Executive Stock Option Plan, nor shall it affect any of the rights of any employee of or consultant to the Corporation or its Subsidiaries to whom such stock options were granted.

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         21. Effective Date of the Plan. This Plan shall become effective as of
January 1, 1994, upon the adoption and approval by the Board of Directors or the Executive Committee of the Board of Directors of the Plan.

         22. Expiration and Termination of the Plan. The Plan shall remain in full force and effect until the close of business on December 31, 2003, at which time the right to grant Options under the Plan shall automatically terminate. Any Options granted before the termination of the right to grant Options under the Plan shall continue to be governed thereafter by the terms of the Plan. No Option shall be granted pursuant to the Plan after ten (10) years from the effective date of the Plan.

         23. Income Tax Withholding. If the Corporation or its Subsidiaries shall be required to withhold any amounts by reason of federal, state, local or foreign tax laws, rules or regulations in respect of the grant of an Option or the issuance of Shares pursuant to the exercise of an Option, the Option holder shall, at the request of the Corporation, be required to promptly pay to or to make available to the Corporation or its Subsidiaries sufficient funds to satisfy such withholding obligations or, if Shares issued pursuant to the exercise of an Option are immediately sold through a broker in a cash-less exercise, the Option holder shall deliver to the Corporation a properly executed exercise notice with irrevocable instructions to the broker to promptly pay to the Corporation the amount of sales proceeds from the sale of such Shares necessary to satisfy the withholding requirement. If the Option holder fails to satisfy such requirement, the Corporation or the affected Subsidiaries shall be entitled to deduct and withhold cash in the amount of such withholding obligation from any funds due or to become due from the Corporation or its Subsidiaries to the Option holder, including but not limited to salary and bonus payments, reimbursement of expenses advanced and payments for consulting services. The Corporation and its Subsidiaries shall be entitled to take and authorize such steps as it may deem advisable in order to assure its receipt of such funds from the Option holder or from funds or property due or payable to or to become due or payable to the Option holder from any person.

         24. Severability. If any provision herein shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or issuance required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or issuance from being made under the Plan, and if the making of any such payment or issuance in full, as required under the Plan, would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or issuance from being made in part, to the extent that it would not be unlawful, invalid, or unenforceable, and the maximum payment or issuance that would not be unlawful, invalid or unenforceable shall be made under the Plan.

         25. Governing Law. The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Internal Revenue Code or the laws of the United States of America, shall be governed by the laws of the State of Illinois and construed accordingly.

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                                        INFORMATION RESOURCES, INC.

                                        By: /s/ Joseph P. Durrett
                                            -----------------------------------
                                                Joseph P. Durrett, Chairman